                                                                    Exhibit 99.2


                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002


I.   RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                                390,416.90
        Available Funds:
              Contract Payments due and received in this period                                                         3,481,877.62
              Contract Payments due in prior period(s) and received in this period                                         71,793.70
              Contract Payments received in this period for next period                                                   143,463.77
              Sales, Use and Property Tax, Maintenance, Late Charges                                                      151,650.74
              Prepayment Amounts related to early termination in this period                                            3,755,581.12
              Servicer Advance                                                                                            242,334.44
              Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
              Transfer from Reserve Account                                                                                 3,799.93
              Interest earned on Collection Account                                                                         4,630.11
              Interest earned on Affiliated Account                                                                           343.06
              Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                 Section 5.03                                                                                                   0.00
              Amounts paid per Contribution and Servicing Agreement Section 7.01
                 (Substituted contract < Predecessor contract)                                                                  0.00
              Amounts paid under insurance policies                                                                             0.00
              Any other amounts                                                                                                 0.00
                                                                                                                    ----------------
        Total Available Funds                                                                                           8,245,891.39
        Less: Amounts to be Retained in Collection Account                                                                392,452.08
                                                                                                                    ----------------
        AMOUNT TO BE DISTRIBUTED                                                                                        7,853,439.31
                                                                                                                    ================

        DISTRIBUTION OF FUNDS:

              1.   To Trustee -  Fees                                                                                           0.00
              2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                              71,793.70
              3.   To Noteholders (For Servicer Report immediately following the Final
                     Additional Closing Date)
                       a) Class A1 Principal and Interest                                                                       0.00
                       a) Class A2 Principal (distributed after A1 Note matures) and Interest                                   0.00
                       a) Class A3 Principal (distributed after A2 Note matures) and Interest                                   0.00
                       a) Class A4 Principal (distributed after A3 Note matures) and Interest                           6,659,779.62
                       b) Class B Principal and Interest                                                                  113,632.48
                       c) Class C Principal and Interest                                                                  227,759.98
                       d) Class D Principal and Interest                                                                  153,271.33
                       e) Class E Principal and Interest                                                                  197,619.51

              4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      0.00
              5.   To Issuer - Residual  Principal and Interest and Reserve Account
                     Distribution
                       a) Residual Interest (Provided no Restricting or Amortization Event
                            in effect)                                                                                     20,460.29
                       b) Residual Principal (Provided no Restricting or Amortization Event
                            in effect)                                                                                    206,936.65
                       c) Reserve Account Distribution (Provided no Restricting or
                            Amortization Event in effect)                                                                   3,799.93
              6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                     Any Other Amounts                                                                                    156,623.91
              7.   To Servicer, Servicing Fee and other Servicing Compensations                                            41,761.91
                                                                                                                    ----------------
        TOTAL FUNDS DISTRIBUTED                                                                                         7,853,439.31
                                                                                                                    ================

                                                                                                                    ----------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting
           Event Funds (if any)}                                                                                          392,452.08
                                                                                                                    ================

II.  RESERVE ACCOUNT

Beginning Balance                                                                                                   $   2,702,437.25
        - Add Investment Earnings                                                                                           3,799.93
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                        0.00
        - Less Distribution to Certificate Account                                                                          3,799.93
                                                                                                                    ----------------
End of period balance                                                                                               $   2,702,437.25
                                                                                                                    ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $   2,702,437.25
                                                                                                                    ================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002


III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Pool A                                                                          79,458,580.67
                   Pool B                                                                          18,542,216.40
                                                                                                ----------------
                                                                                                                       98,000,797.07

Class A Overdue Interest, if any                                                                            0.00
Class A Monthly Interest - Pool A                                                                     478,075.79
Class A Monthly Interest - Pool B                                                                     111,562.34

Class A Overdue Principal, if any                                                                           0.00
Class A Monthly Principal - Pool A                                                                  4,251,151.97
Class A Monthly Principal - Pool B                                                                  1,818,989.52
                                                                                                ----------------
                                                                                                                        6,070,141.49

Ending Principal Balance of the Class A Notes

                   Pool A                                                                          75,207,428.70
                   Pool B                                                                          16,723,226.88
                                                                                                ----------------
                                                                                                                    ----------------
                                                                                                                       91,930,655.58
                                                                                                                    ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $237,814,000     Original Face $237,814,000      Balance Factor
$        2.479409              $        25.524744                    38.656536%
--------------------------------------------------------------------------------


IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Class A1                                                                                 0.00
                   Class A2                                                                                 0.00
                   Class A3                                                                                 0.00
                   Class A4                                                                        98,000,797.07
                                                                                                ----------------

Class A Monthly Interest                                                                                               98,000,797.07
                   Class A1 (Actual Number Days/360)                                                        0.00
                   Class A2                                                                                 0.00
                   Class A3                                                                                 0.00
                   Class A4                                                                           589,638.13
                                                                                                ----------------

Class A Monthly Principal
                   Class A1                                                                                 0.00
                   Class A2                                                                                 0.00
                   Class A3                                                                                 0.00
                   Class A4                                                                         6,070,141.49
                                                                                                ----------------
                                                                                                                        6,070,141.49

Ending Principal Balance of the Class A Notes
                   Class A1                                                                                 0.00
                   Class A2                                                                                 0.00
                   Class A3                                                                                 0.00
                   Class A4                                                                        91,930,655.58
                                                                                                ----------------    ----------------
                                                                                                                       91,930,655.58
                                                                                                                    ================

Class A4

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $99,051,000      Original Face $99,051,000       Balance Factor
$        5.952874              $        61.282990                    92.811436%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                   Pool A                                                                           1,354,682.77
                   Pool B                                                                             316,137.64
                                                                                                ----------------
                                                                                                                        1,670,820.41

Class B Overdue Interest, if any                                                                            0.00
Class B Monthly Interest - Pool A                                                                       8,240.99
Class B Monthly Interest - Pool B                                                                       1,923.17
Class B Overdue Principal, if any                                                                           0.00
Class B Monthly Principal - Pool A                                                                     72,462.82
Class B Monthly Principal - Pool B                                                                     31,005.50
                                                                                                ----------------
                                                                                                                          103,468.32

Ending Principal Balance of the Class B Notes
                   Pool A                                                                           1,282,219.95
                   Pool B                                                                             285,132.14
                                                                                                ----------------    ----------------
                                                                                                                        1,567,352.09
                                                                                                                    ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $4,054,000       Original Face $4,054,000        Balance Factor
$        2.507193              $        25.522526                    38.661867%
--------------------------------------------------------------------------------


VI.  CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                   Pool A                                                                           2,708,584.49
                   Pool B                                                                             632,056.32
                                                                                                ----------------
                                                                                                                        3,340,640.81

Class C Overdue Interest, if any                                                                            0.00
Class C Monthly Interest - Pool A                                                                      16,883.51
Class C Monthly Interest - Pool B                                                                       3,939.82
Class C Overdue Principal, if any                                                                           0.00
Class C Monthly Principal - Pool A                                                                    144,925.64
Class C Monthly Principal - Pool B                                                                     62,011.01
                                                                                                ----------------
                                                                                                                          206,936.65

Ending Principal Balance of the Class C Notes
                   Pool A                                                                           2,563,658.85
                   Pool B                                                                             570,045.31
                                                                                                ----------------    ----------------
                                                                                                                        3,133,704.16
                                                                                                                    ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $8,107,000       Original Face $8,107,000        Balance Factor
$        2.568562              $        25.525675                    38.654301%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002


VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                   Pool A                                                                           1,805,983.31
                   Pool B                                                                             421,443.90
                                                                                                ----------------
                                                                                                                        2,227,427.21

Class D Overdue Interest, if any                                                                            0.00
Class D Monthly Interest - Pool A                                                                      12,416.14
Class D Monthly Interest - Pool B                                                                       2,897.43
Class D Overdue Principal, if any                                                                           0.00
Class D Monthly Principal - Pool A                                                                     96,617.09
Class D Monthly Principal - Pool B                                                                     41,340.67
                                                                                                ----------------
                                                                                                                          137,957.76

Ending Principal Balance of the Class D Notes
                   Pool A                                                                           1,709,366.22
                   Pool B                                                                             380,103.23
                                                                                                ----------------    ----------------
                                                                                                                        2,089,469.45
                                                                                                                    ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $5,405,000       Original Face $5,405,000        Balance Factor
$        2.833223              $        25.524100                    38.658084%
--------------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                   Pool A                                                                           2,257,283.95
                   Pool B                                                                             526,750.08
                                                                                                ----------------
                                                                                                                        2,784,034.03

Class E Overdue Interest, if any                                                                            0.00
Class E Monthly Interest - Pool A                                                                      20,409.61
Class E Monthly Interest - Pool B                                                                       4,762.70
Class E Overdue Principal, if any                                                                           0.00
Class E Monthly Principal - Pool A                                                                    120,771.36
Class E Monthly Principal - Pool B                                                                     51,675.84
                                                                                                ----------------
                                                                                                                          172,447.20

Ending Principal Balance of the Class E Notes
                   Pool A                                                                           2,136,512.59
                   Pool B                                                                             475,074.24
                                                                                                ----------------    ----------------
                                                                                                                        2,611,586.83
                                                                                                                    ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $6,756,000       Original Face $6,756,000        Balance Factor
$        3.725919              $        25.525044                    38.655815%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002


IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                   Pool A                                                                           2,709,150.49
                   Pool B                                                                             632,215.02
                                                                                                ----------------
                                                                                                                        3,341,365.51

Residual Interest - Pool A                                                                             16,591.18
Residual Interest - Pool B                                                                              3,869.11
Residual Principal - Pool A                                                                           144,925.64
Residual Principal - Pool B                                                                            62,011.01
                                                                                                ----------------
                                                                                                                          206,936.65

Ending Residual Principal Balance
                   Pool A                                                                           2,564,224.85
                   Pool B                                                                             570,204.01
                                                                                                ----------------    ----------------
                                                                                                                        3,134,428.86
                                                                                                                    ================


X.   PAYMENT TO SERVICER

      - Collection period Servicer Fee                                                                                     41,761.91
      - Servicer Advances reimbursement                                                                                    71,793.70
      - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                   156,623.91
                                                                                                                    ----------------
     Total amounts due to Servicer                                                                                        270,179.52
                                                                                                                    ================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002


XI.  AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                     90,294,265.66

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                       0.00

     Decline in Aggregate Discounted Contract Balance                                                                   4,830,854.51
                                                                                                                    ----------------
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        ending of the related Collection Period                                                                        85,463,411.15
                                                                                                                    ================

     Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                             2,398,598.40

        - Principal portion of Prepayment Amounts                                                   2,432,256.11

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                       0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                            0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                     0.00

                                                                                                ----------------
                               Total Decline in Aggregate Discounted Contract Balance               4,830,854.51
                                                                                                ================


POOL B

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                     21,070,819.35

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                       0.00

     Decline in Aggregate Discounted Contract Balance                                                                   2,067,033.54
                                                                                                                    ----------------
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        ending of the related Collection Period                                                                        19,003,785.81
                                                                                                                    ================

     Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                               767,437.07

        - Principal portion of Prepayment Amounts                                                   1,299,596.47

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                        0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                             0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                      0.00

                                                                                                ----------------
                               Total Decline in Aggregate Discounted Contract Balance               2,067,033.54
                                                                                                ================

                                                                                                                    ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     104,467,196.96
                                                                                                                    ================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                                                      Predecessor
                                                                           Discounted              Predecessor      Discounted
        Lease #        Lessee Name                                         Present Value           Lease #          Present Value
        --------------------------------------------------------           -------------           -----------      ----------------
        3024-003       RADNET MANAGEMENT II, INC.                          $1,289,113.68           1667-003           $1,466,069.44
                       CASH                                                  $176,955.76
        1743-004       HYPERBARIC MANAGEMENT SYS                           $1,539,883.34           2425-001           $1,890,612.33
        3221-001       TOTAL IMAGING OF SUN CITY, LLC                      $1,496,892.51           2427-001           $1,194,070.97
        3307-001       OPEN MRI OHIO 2 VENTURES, LLC                       $1,181,820.77           917-503              $644,152.99
        3323-003       OPEN MRI OHIO 1 VENTURES, LLC                       $1,162,123.59           1004-503              $77,559.49
                                                                                                   1048-501             $896,884.04
                                                                                                   1049-504             $644,152.99
                                                                                                   1050-504              $85,901.56



                                                                           -------------                            ----------------
                                                                Totals:    $6,846,789.65                              $6,899,403.81

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $6,899,403.81
        b) ADCB OF POOL A AT CLOSING DATE                                                                           $211,061,551.13
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                  YES                            NO   X
                                                                      -----                         -----

        POOL B                                                                                                      Predecessor
                                                                           Discounted              Predecessor      Discounted
        Lease #        Lessee Name                                         Present Value           Lease #          Present Value
        --------------------------------------------------------           -------------           -----------      ----------------
                       NONE




                                                                           -------------                            ----------------
                                                                Totals:            $0.00                                      $0.00


        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                              $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                            $59,182,173.57
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                         0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                  YES                            NO   X
                                                                      -----                         -----

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING                                                                                        Predecessor
                                                                           Discounted              Predecessor      Discounted
     Lease #       Lessee Name                                             Present Value           Lease #          Present Value
     -----------------------------------------------------------           -------------           -----------      ----------------
     2841-001      Medical Imaging Co. Inc.                                 1,121,500.51           2207-001             $551,274.29
     2004383-1     Robert Wood Johnson University                             512,828.61           2207-002           $1,160,782.50
     2005209-2     Memorial Regional Medical Center                           252,655.70           2207-003             $181,136.33
                   Cash                                                         6,208.31
     2875-007      MRI of River North, Inc. et al.                          1,629,015.55           2337-001           $1,215,773.70
     3024-003      Radnet Management II, Inc.                               1,495,882.60           4283-401             $286,487.54
                                                                                                   2314-002           $1,209,395.06




                                                                           -------------                            ----------------
                                                                Totals:    $5,018,091.28                              $4,604,849.42

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  $4,604,849.42
     b) ADCB OF POOL A AT CLOSING DATE                                                                              $211,061,551.13
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                          2.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                  YES                            NO   X
                                                                      -----                         -----

     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                  Predecessor
                                                                           Discounted              Predecessor      Discounted
     Lease #       Lessee Name                                             Present Value           Lease #          Present Value
     -----------------------------------------------------------           -------------           -----------      ----------------
                   None

                                                                           -------------                            ----------------
                                                                Totals:           $0.00                                       $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                             $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                                               $59,182,173.57
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                          0.00%

   * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                  YES                            NO   X
                                                                      -----                         -----

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002


XV.  POOL PERFORMANCE MEASUREMENTS

1.   AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                     TOTAL OUTSTANDING CONTRACTS
     This Month                       1,565,712.05      This Month                    104,467,196.96
     1 Month Prior                    3,791,809.37      1 Month Prior                 111,365,085.01
     2 Months Prior                   3,932,616.12      2 Months Prior                115,079,879.00

     Total                            9,290,137.54      Total                         330,912,160.97

     a) 3 MONTH AVERAGE               3,096,712.51      b) 3 MONTH AVERAGE            110,304,053.66

     c) a/b                                  2.81%


2.   Does a Delinquency Condition Exist (1c > 6%)?
                                                                                                Yes                 No      X
                                                                                                    ------------       ------------

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                      Yes                 No      X
                                                                                                    ------------       ------------
     B. An Indenture Event of Default has occurred and is then continuing?                      Yes                 No      X
                                                                                                    ------------       ------------

4.   Has a Servicer Event of Default occurred?                                                  Yes                 No      X
                                                                                                    ------------       ------------


5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                           Yes                 No      X
                                                                                                    ------------       ------------
     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or
          obligation not remedied within 90 days?                                               Yes                 No      X
                                                                                                    ------------       ------------
     C. As of any Determination date, the sum of all defaulted contracts since the Closing
          date exceeds 6% of the ADCB on the Closing Date?                                      Yes                 No      X
                                                                                                    ------------       ------------

6.   Aggregate Discounted Contract Balance at Closing Date                                                  Balance  $270,243,724.70
                                                                                                                    ----------------


     DELINQUENT LEASE SUMMARY

         Days Past Due               Current Pool Balance              # Leases

               31 - 60                       4,866,267.71                    33
               61 - 90                         256,658.36                     4
              91 - 180                       1,565,712.05                    13



Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization